STRATEGIC PARTNERS HEALTH SCIENCES FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

July 22, 2005

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby the assets of your Strategic Partners Health Sciences Fund (the "SP Health Sciences Fund") would be acquired by the Prudential Health Sciences Fund (doing business as Jennison Health Sciences Fund) (the "Jennison Health Sciences Fund" and together with the SP Health Sciences Fund, the "Funds") and Jennison Health Sciences Fund would assume all the liabilities of SP Health Sciences Fund. The SP Health Sciences Fund is a series of Strategic Partners Mutual Funds, Inc. ("SP Mutual Funds"), a Maryland corporation (formerly American Skandia Advisor Funds, Inc.). Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc., a Maryland corporation doing business as Jennison Sector Funds. A shareholder meeting for the SP Health Sciences Fund (the "Meeting") is scheduled for Wednesday, September 21, 2005 at 11:30 a.m. Eastern time. Only shareholders of the SP Health Sciences Fund will vote on the acquisition of the SP Health Sciences Fund's assets by the Jennison Health Sciences Fund.

This package contains information about the proposal and includes materials you will need in order to vote. The Board of Directors of SP Mutual Funds has reviewed and approved the proposal and recommended that it be presented to shareholders of the SP Health Sciences Fund for their consideration. Although the directors have determined that the proposal is in the best interests of SP Health Sciences Fund shareholders, the final decision is up to you.

If approved, the proposed reorganization would give you the opportunity to participate in a mutual fund with similar investment policies. Combining SP Health Sciences Fund with Jennison Health Sciences Fund will allow you to enjoy a larger asset base over which expenses may be spread. In addition, SP Health Sciences Fund shareholders are expected to realize a reduction in both the net and gross annual operating expenses borne by such shareholders, including a reduction in investment management fees. The accompanying proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders on systematic investment plans must contact their financial advisor or call our customer service division, toll-free, at 1-800-225-1852 to change their options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur shortly after the Meeting), future purchases will automatically be made in shares of the Jennison Health Sciences Fund.

If you have any questions before you vote, please call Computershare Fund Services at 1-866-346-6468 toll-free. They will be happy to help you understand the proposal and assist you in voting. Thank you for your participation.

  Judy A. Rice
  President

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS HEALTH SCIENCES FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Strategic Partners Health Sciences Fund (the "SP Health Sciences Fund"), a series of Strategic Partners Mutual Funds, Inc. ("SP Mutual Funds"), a Maryland corporation, will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, on Wednesday, September 21, 2005, at 11:30 a.m. Eastern time, for the following purposes:

1.  For shareholders of the SP Health Sciences Fund to approve or disapprove a Plan of Reorganization and the reorganization it contemplates under which the SP Health Sciences Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Prudential Health Sciences Fund (doing business as Jennison Health Sciences Fund) (the "Jennison Health Sciences Fund"). In connection with this proposed reorganization, each whole and fractional share of each class of the SP Health Sciences Fund will be exchanged for whole and fractional shares of equal dollar value of the corresponding class of the Jennison Health Sciences Fund, outstanding shares of the SP Health Sciences Fund will be cancelled and the SP Health Sciences Fund will be liquidated.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors of the SP Mutual Funds, on behalf of the SP Health Sciences Fund, has fixed the close of business on June 24, 2005 as the record date for the determination of the shareholders of the SP Health Sciences Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
  Secretary

Dated: July 22, 2005

A proxy card is enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors recommends that you vote FOR the proposal.

Your vote is important.
Please return your proxy card promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION	VALID SIGNATURE
A. 1. XYZ Corporation	John Smith, President

2. XYZ Corporation	John Smith, President

c/o John Smith, President

B. 1. ABC Company Profit Sharing Plan	Jane Doe, Trustee

2. Jones Family Trust	Charles Jones, Trustee

3. Sarah Clark, Trustee	Sarah Clark, Trustee

u/t/d 7/1/85

C. 1. Thomas Wilson, Custodian	Thomas Wilson, Custodian

f/b/o Jessica Wilson UTMA New Jersey

STRATEGIC PARTNERS HEALTH SCIENCES FUND
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.
PROXY STATEMENT

and

PRUDENTIAL HEALTH SCIENCES FUND
(d/b/a Jennison Health Sciences Fund)
A SERIES OF PRUDENTIAL SECTOR FUNDS, INC.
(d/b/a Jennison Sector Funds, Inc.)

PROSPECTUS

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated July 22, 2005

Acquisition of the Assets of the Strategic Partners Health Sciences Fund
By and in exchange for shares of the Jennison Health Sciences Fund

This combined Proxy Statement and Prospectus ("Prospectus/Proxy Statement") is being furnished to the shareholders of the Strategic Partners Health Sciences Fund ("SP Health Sciences Fund"), a series of Strategic Partners Mutual Funds, Inc. ("SP Mutual Funds"), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of the SP Mutual Funds for use at a special meeting of shareholders of SP Health Sciences Fund and at any adjournments thereof (the "Meeting").

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Wednesday, September 21, 2005 at 11:30 a.m. Eastern time. This Prospectus/Proxy Statement will first be sent to shareholders on or about July 25, 2005.

The purpose of the Meeting is for shareholders of SP Health Sciences Fund to vote on a Plan of Reorganization (the "Plan") under which SP Health Sciences Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Health Sciences Fund (doing business as Jennison Health Sciences Fund) (the "Jennison Health Sciences Fund"), which is a series of Prudential Sector Funds, Inc., a Maryland corporation, doing business as Jennison Sector Funds, Inc. (the "Jennison Sector Funds"), in exchange for shares of Jennison Health Sciences Fund, which will be distributed to shareholders of SP Health Sciences Fund, and the subsequent cancellation of shares of SP Health Sciences Fund and its liquidation. If the Plan is approved, each whole and fractional share of each class of SP Health Sciences Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of Jennison Health Sciences Fund as soon as practicable following the Meeting and the SP Health Sciences Fund will be liquidated and the Jennison Health Sciences Fund will be the surviving fund.

The investment objective of the SP Health Sciences Fund is to seek capital growth, while the investment objective of the Jennison Health Sciences Fund is to seek long-term capital appreciation. Under normal circumstances, each fund invests at least 80% of its investable assets in equity-related securities of U.S. companies within the health sciences sector. If the shareholders of SP Health Sciences Fund approve the Plan, the shareholders of SP Health Sciences Fund will become shareholders of Jennison Health Sciences Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and issuance of shares of the Jennison Health Sciences Fund that you should know before voting. You should retain it for future reference. Additional information about the Jennison Health Sciences Fund and the proposed reorganization has been filed with the Securities and Exchange Commission ("SEC") and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The prospectus for the Jennison Sector Funds, dated March 18, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information ("SAI") for the Jennison Sector Funds, dated March 18, 2005, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated July 22, 2005, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Jennison Sector Funds at the address above.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Prospectus for the Jennison Sector Funds (enclosed as Exhibit B), and this Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials and the SAI relating to this Prospectus/Proxy Statement for more complete information.

The Proposal

You are being asked to consider and approve a Plan of Reorganization that will have the effect of combining the SP Health Sciences Fund and the Jennison Health Sciences Fund into a single mutual fund. Both Funds are series of open-end investment companies that are organized as Maryland corporations. Each Fund follows a non-fundamental investment policy regarding its investments: SP Health Sciences Fund's non-fundamental policy is to invest at least 80% of its assets in equity securities or equity-related instruments of companies that develop, produce or distribute products or services related to health care. Jennison Health Sciences Fund's non-fundamental policy is to invest at least 80% of its investable assets in the type of investment suggested by its name.

If shareholders of the SP Health Sciences Fund vote to approve the Plan, the assets of the SP Health Sciences Fund will be transferred to, and all of its liabilities will be assumed by, the Jennison Health Sciences Fund in exchange for an equal value of shares of the Jennison Health Sciences Fund. Shareholders of the SP Health Sciences Fund will have their shares exchanged for shares of Jennison Health Sciences Fund of equal dollar value based upon the value of the shares at the time SP Health Sciences Fund's assets are transferred to Jennison Health Sciences Fund. After the transfer of assets and exchange of shares has been completed, SP Health Sciences Fund will be liquidated and dissolved. If the Plan is approved, you will cease to be a shareholder of SP Health Sciences Fund and will become a shareholder of Jennison Health Sciences Fund.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Directors of the SP Mutual Funds and the Board of Directors of the Jennison Sector Funds, respectively, have determined that the proposed reorganization is in the best interests of the shareholders of the SP Health Sciences Fund and the Jennison Health Sciences Fund, and have also concluded that the shareholders of either Fund would not be subject to any dilution in value as a result of the consummation of the Plan.

The Board of Directors of the SP Mutual Funds, on behalf of the SP Health Sciences Fund, has approved the Plan and unanimously recommends that you vote to approve the Plan.

The Board of Directors of Jennison Sector Funds, on behalf of the Jennison Health Sciences Fund, has also approved the Plan.

Shareholder Voting

Shareholders who own shares of the SP Health Sciences Fund at the close of business on June 24, 2005 (the "Record Date") will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the SP Health Sciences Fund. To approve the Plan for the reorganization of the SP Health Sciences Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the SP Health Sciences Fund outstanding and entitled to vote thereon must be voted in favor of the Plan, which for purposes of this vote, under the Investment Company Act of 1940, as amended (the "Investment Company Act"), means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of SP Health Sciences Fund represented at a meeting at which more than 50% of the outstanding voting shares of SP Health Sciences Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of SP Health Sciences Fund.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (the "proxy card") or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting by persons appointed as proxies.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

The Investment Objective and Policies of the Funds

This section describes the investment policies of the SP Health Sciences Fund and the Jennison Health Sciences Fund and the differences between them. For a complete description of the investment policies and risks for the Jennison Health Sciences Fund, you should read the Prospectus (enclosed) and SAI for the Jennison Health Sciences Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives of the Funds are substantially similar. The investment objective of the SP Health Sciences Fund is to seek capital growth, while the investment objective of the Jennison Health Sciences Fund is to seek long-term capital appreciation. The investment objective for the SP Health Sciences Fund is a non-fundamental policy that can be changed by the Board of Directors without shareholder approval, while the investment objective for the Jennison Health Sciences Fund is a fundamental policy that cannot be changed without shareholder approval. There can be no assurance that the Jennison Health Sciences Fund or the SP Health Sciences Fund will achieve its investment objective.

Each of the Funds pursues its investment objective through various investment strategies that are employed by that Fund's respective subadviser. After the reorganization is completed, it is expected that the combined fund will be managed according to the investment objective and policies of Jennison Health Sciences Fund.

Under normal circumstances, the SP Health Sciences Fund will invest at least 80% of the value of its assets in the equity securities and equity-related instruments of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, health care providers and service companies that maintain a focus on new and innovative products and applied research. A portion of the Fund's assets may be invested outside of this sector.

Jennison Health Sciences Fund normally invests at least 80% of its investable assets in equity-related securities of U.S. companies within the health sciences sector, such as pharmaceutical companies, biotechnology companies, medical device manufacturers, healthcare service providers and HMOs that derive a substantial portion of their sales from healthcare-related products or services. Jennison Health Sciences Fund invests principally in stocks of the following types of health services companies: hospitals, nursing and residential care, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies. Companies in these industries also include manufacturers of healthcare products, such as: biotechnology companies; other providers of healthcare- or healthcare-related services, such as assisted living centers and physician practices; HMOs; distributors and retailers of healthcare products; healthcare information-technology suppliers; contract research organizations; and providers of outsourcing or other services to the healthcare industry.

Jennison Health Services Fund invests in securities of companies that derive at least 50% of their revenues from the health sciences sector. SP Health Sciences Fund also invests in companies that satisfy this requirement, but also considers a company to be in the health sciences sector when at least 50% of the company's assets are devoted to producing revenues from the health sciences sector, or the SP Health Sciences Fund's subadviser determines, based on other available information, that the company's primary business is within the health sciences sector.

Both Funds emphasize an investment style that focuses on similar characteristics in selecting portfolio investments: company fundamentals and growth prospects. SP Health Sciences Fund prefers to invest in strongly managed companies that the SP Health Sciences Fund's subadviser believes will generate above-average long-term capital appreciation. These companies are usually large established firms that are leaders in their field and have a strategic advantage over their competitors. The remainder of the SP Health Sciences Fund's portfolio consists of faster-growing, more dynamic health care technology companies, which have new products or are increasing their market share of existing products.

Jennison Health Sciences Fund uses a growth investment style and looks to invest in companies with above-average revenue and earnings per share growth, strong market position, improving profitability or other distinctive attributes.

The Jennison Health Sciences Fund is a non-diversified fund. The SP Health Sciences Fund is a diversified fund and therefore subject to additional restrictions. See "Fundamental Investment Restrictions of the Funds" below.

SP Health Sciences Fund and Jennison Health Sciences Fund both typically distribute annually all or substantially all of their ordinary income and net realized capital gains.

Comparison of Other Policies of the Funds

Diversification

Jennison Health Sciences Fund is a "non-diversified" investment company under the Investment Company Act and SP Health Sciences Fund is a "diversified" investment company under the Investment Company Act, meaning SP Health Sciences Fund cannot invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in volume of any securities issued by one issuer may represent a greater portion of the total assets of a non-diversified fund.

Foreign Securities

Each of the Funds may invest in securities of foreign issuers. SP Health Sciences Fund may invest up to 25% of its assets in foreign securities, while Jennison Health Sciences Fund may invest up to 20% of its investable assets in foreign securities but usually invests no more than 10% of its investable assets in such securities. Investments in foreign securities present specific risks, including the exposure to economies and political systems that may not be as stable as in the United States. Investments in foreign securities also expose the Fund to currency risk, i.e. the risk that changing values of foreign currencies could adversely impact the Fund's returns.

Fixed Income Obligations and Structured Notes

Jennison Health Sciences Fund may not invest in fixed-income obligations, but may invest up to 5% of its total assets in structured notes. SP Health Sciences Fund features no limitation on the amount of fixed-income obligations, including structured notes, it may invest in, as long as at least 80% of its assets are invested in equity-related securities issued by companies in the sector as indicated by its name.

Derivative Instruments

Each Fund may invest in various derivative instruments. Generally, with derivatives, the relevant subadviser is trying to predict whether the underlying investment – a security, market index, currency, interest rate or some other asset, rate or index – will go up or down at some future date. Jennison Health Sciences Fund usually invests less than 10% of its assets in derivatives. These derivative instruments include futures, options, foreign currency forward contracts and swaps. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Derivatives involve costs and can be volatile. When using derivative strategies, each Fund segregates cash or other liquid assets. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Short Sales

Jennison Health Sciences Fund may engage in short sales covering up to 20% of the Fund's investable assets regardless of whether Jennison Health Sciences Fund owns or has the right to acquire the security sold. SP Health Sciences Fund may not sell securities short, except in limited circumstances.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Funds may also be illiquid.

Borrowing and Pledging Assets

Each Fund may borrow for investment purposes up to 33 1/3% of the value of its total assets, calculated when the loan is made and may pledge up to 33 1/3% of its total assets to secure these borrowings. Jennison Health Sciences Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, if outstanding loans do not exceed 33 1/3% of the value of such Fund's assets and the loans are callable at any time by the Fund.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, during periods of adverse market conditions they may invest up to 100% of their respective assets in investments such as money market instruments or U.S. Government securities, in response to adverse market, economic or political conditions. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Investments in Affiliated Funds

Jennison Health Sciences Fund may invest up to 25% of its total assets in shares of affiliate money-market funds or open-ended short-term bond funds with a portfolio maturity of three years or less. Both Funds may invest up to 10% of their total assets in other investment companies, subject to additional restrictions under the Investment Company Act.

Investment Restrictions

A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; and (vi) make loans (except for certain securities lending transactions).

In addition, SP Health Sciences Fund, but not the Jennison Health Sciences Fund, has adopted a fundamental investment restriction to diversify its investments. Accordingly, the SP Health Sciences Fund is a diversified fund, under the Investment Company Act. This means that it may not, with respect to 75% of the value of its total assets, purchase a security of any issuer (other than U.S. Government securities) or securities of other investment companies) if, as a result (i) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund. Jennison Health Sciences Fund is not subject to comparable restrictions.

Risks of Investing in the Funds

Like all investments, an investment in Jennison Health Sciences Fund or SP Health Sciences Fund involves risk. There is no assurance that either Fund will meet its investment objective. Both Funds primarily invest in securities of health sciences companies and, as a result, the investments are limited to a comparatively narrow segment of the economy. In addition, companies in the health sciences sector are often subject to government regulation and approval, which may suddenly and negatively affect the price and availability of their products or services. The product cycle may be volatile and products may be withdrawn for safety reasons or become obsolete. Securities of companies with emerging concepts may be more volatile due to their limited product lines, markets or financial resources.

Both Funds invest primarily in equity or equity-related securities. As with any mutual fund investing primarily in equity securities, the value of securities held by a Fund may decline. Stock values can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities market generally. These declines may be substantial. In addition, changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

If either Fund participates in the initial public offering ("IPO") market, it may own securities that are very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors.

Jennison Health Sciences Fund is non-diversified under the Investment Company Act and, as a result, can invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Both Funds may use investment strategies, such as derivative investing, that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses.

Investing in foreign securities subjects the Fund to additional risks. Foreign markets, economies and political systems may not be as stable as those in the U.S. and may involve additional risk. Foreign markets tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses. These securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information. The securities markets of developing countries are less liquid, are subject to greater price volatility, have smaller market capitalizations, and have less government regulation then the securities markets of more developed countries and are not subject to such extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

To the extent the Funds invest in fixed-income obligations or structured notes, the investments are subject to the credit risk of the issuer, market risk with respect to the value of the investment and interest rate risk.

Due to the substantial similarity of investment policies and strategies followed by Jennison Health Sciences Fund and SP Health Sciences Fund, investments in both funds are exposed to a very similar set of principal risks, with the exception of risk resulting from the fact that Jennison Health Sciences Fund, as opposed to SP Health Sciences Fund, is a non-diversified fund.

For more information about the risks associated with Jennison Health Sciences Fund's investment strategies, see the Jennison Health Sciences Fund's Prospectus (enclosed), and for a more detailed discussion of the Jennison Health Sciences Fund's investments, see the Fund's SAI, both of which are incorporated by reference into this Prospectus/Proxy Statement.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The reorganization may entail various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Forms of Organization

The SP Health Sciences Fund is a series of SP Mutual Funds and Jennison Health Sciences Fund is a series of Jennison Sector Funds. Both SP Mutual Funds and Jennison Sector Funds are open-end management investment companies organized as Maryland corporations.

SP Mutual Funds is authorized to issue 5.5 billion shares of capital stock, par value $0.001 per share, 150,000,000 of which are designated as shares of SP Health Sciences Fund, which are further divided into Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

Jennison Sector Funds is authorized to issue 2,000,000,000 shares of common stock, $.01 par value per share, 400,000,000 of which are designated as shares of Jennison Health Sciences Fund. The shares of Jennison Health Sciences Fund are further divided into 100,000,000 Class A shares, 100,000,000 Class B shares, 100,000,000 Class C shares and 100,000,000 Class Z shares. If the Plan is approved, Jennison Health Sciences Fund will authorize and issue four additional classes of shares that will be equivalent to Class L, Class M, Class X and New Class X of SP Health Sciences Fund.

SP Mutual Funds and Jennison Sector Funds (together, the "Companies") operate pursuant to charters, which include their Articles of Incorporation and supplements, corrections and amendments thereto, and by-laws. SP Mutual Funds and Jennison Sector Funds are each governed by a Board of Directors. We refer to these as a "Board" and sometimes refer separately to "directors." We have summarized below certain rights of shareholders of SP Mutual Funds and of Jennison Sector Funds to highlight differences in the governing documents of the Companies. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the charter and by-laws of SP Mutual Funds and Jennison Sector Funds for more complete information.

Form of Ownership

Ownership interests in the Companies and their series are represented by shares of common stock of a corporation. The par value of the Jennison Sector Funds' common stock is $.01 and the par value of the SP Mutual Funds' common stock is $.001. We refer to the ownership interest as "shares" and to holders of shares as "shareholders."

Extraordinary Transactions

As registered open-end investment companies, the Companies are authorized under Maryland law to transfer all of their respective assets (or the assets of any class or series of their shares) without shareholder approval, but pursuant to their charters, most other extraordinary transactions, including mergers, consolidations, share exchanges and dissolutions, must be approved by a majority vote of the shares entitled to vote on the matter.

Shareholder Meetings

Place of Meeting

The Companies may hold shareholder meetings at any place set by the Board, except that in the case of SP Mutual Funds, that place is required to be within the United States.

Shareholder Voting Rights

Each share of the Companies' common stock entitles its holder to one vote and fractional shares are entitled to pro rata voting rights. In all elections for directors, each share of the Companies' stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Record Date

The Companies' Boards have the sole power to set a record date, which must be at or after close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings

The Companies are not required to hold annual meetings of their shareholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act.

Special Meetings

The Companies must call a special meeting of shareholders if so requested by the chairman or the president or by a majority of the directors. In addition, SP Mutual Funds shall call a special meeting, in the discretion of the Board, on the written request of shareholders holding at least 10% of the outstanding shares of a series. In the case of Jennison Sector Funds, a special meeting will be held on the written request of shareholders representing a majority of the votes entitled to be cast at the meeting. The Companies' Boards have sole power to fix the date and time of any special meeting of shareholders.

Inspector of Elections

SP Mutual Funds is required to appoint one or more inspectors of election to conduct the voting at any meeting, if so ordered by the chairman of the meeting or upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. Jennison Sector Funds' Board may appoint one or three inspectors before a shareholder meeting. In addition, the chairman may make such appointment(s) and must do so upon the request of at least 10% of the shareholders.

Advance Notice of Shareholder Proposals

The by-laws of Jennison Sector Funds provide that in order for a shareholder to nominate a director for election or propose business to be considered at an annual meeting of shareholders, such shareholder must give notice of such nomination or proposal to the Secretary of Jennison Sector Funds not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. However, if no annual meeting was held in the preceding year, any such shareholder must give notice to the Secretary not earlier than the 90th day prior to such meeting and not later than either the 60th day prior to such meeting or the 10th day after public announcement of such meeting is made. Although the charter of SP Mutual Funds provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SP Mutual Funds may submit proposals from the floor of an annual meeting. Under Maryland law, the purpose of any special meeting must be described in the notice of such meeting so only items included in the notice may be considered at special meetings of shareholders of the Companies.

Quorum

The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of the Companies shall constitute a quorum for the transaction of business at a meeting of such shareholders.

Adjournments

Whether or not a quorum is present, Jennison Sector Funds may adjourn a meeting of shareholders convened on the date for which it was called, by action of the chairman of the meeting, to a date not more than 120 days after the original record date. For SP Mutual Funds a majority vote of the shareholders present is needed to achieve such an adjournment.

Shareholder Action Without a Meeting

Shareholders of the Companies are not entitled to act by written consent unless such consent is unanimous.

Amendments to Charter

Amendments to each Fund's charter generally require the approval of the Board and at least a majority of the votes entitled to be cast. However, the Board may amend the charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, each Fund's Board is also authorized to increase or decrease authorized capital stock and classify and reclassify shares without shareholder approval.

Amendment of By-Laws

The Companies' by-laws can be amended by a majority vote of the shareholders, or by a majority vote, in the case of SP Mutual Funds, and by a two-thirds vote in the case of Jennison Sector Funds, of the Board.

Board of Directors

Number of Members

SP Mutual Funds' Board may change the number of directors to any number from three (3) to twenty-five (25), inclusive. Jennison Sector Funds' Board may change the number of directors to any number from three (3) to twenty (20), inclusive.

Removal of Board Members

SP Mutual Funds' shareholders may remove a Board member, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members. Jennison Sector Funds' shareholders may remove a Board member, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Board members.

Board Vacancies

A vacancy on the Companies' Boards may be filled by a majority of the remaining members of the Board (unless, in the case of SP Mutual Funds, the vacancy results from the removal of a director by the shareholders, in which case the shareholders may elect a successor to fill the vacancy, the vacancy results from an increase in the number of directors, in which case a majority of the entire Board may fill the vacancy, or unless otherwise required by law).

Limitation on Liability of Directors and Officers

The Companies' charters provide that, to the extent allowed by law, directors and officers will not be liable to the Funds or their shareholders for monetary damages. Maryland law permits such limitation of liability except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Indemnification of Directors, Officers, Employees and Agents

The Companies' charter or by-laws provide for indemnification of directors and officers to the fullest extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. Additionally, under the Investment Company Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

Under Maryland law, the Companies' shareholders generally have no personal liability for the debts or obligations of SP Mutual Funds as a result of their status as shareholders.

Termination and Dissolution

Dissolution of the Companies requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, under Maryland law, the Companies may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

American Skandia Investment Services, Inc. ("ASISI"), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC ("PI"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers (each an "Investment Manager" and together, the "Investment Managers") pursuant to an investment management agreement with the SP Mutual Funds on behalf of the SP Health Sciences Fund (the "SP Health Sciences Fund Management Agreement"). Under the SP Health Sciences Fund Management Agreement, PI, as co-manager, will provide supervision and oversight of ASISI's investment management responsibilities with respect to the SP Mutual Funds. Pursuant to the SP Health Sciences Fund Management Agreement, the Investment Managers jointly administer the SP Health Sciences Fund's business affairs and supervise the Fund's investments. Subject to approval by the Board of Directors, the Investment Managers may select and employ one or more subadvisers for the Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Directors, the Investment Managers may reallocate the SP Health Sciences Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the SP Health Sciences Fund's investment objectives.

Under a management agreement with Jennison Health Sciences Fund, PI manages that Fund's investment operations and administers its business affairs (the "Manager"). As of March 31, 2005, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $88.8 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for Jennison Health Sciences Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising Jennison Health Sciences Fund's investment adviser.

Both the SP Mutual Funds and Jennison Sector Funds have obtained an exemption from the SEC that permits an Investment Manager or Manager to change subadvisers for each of its series, including the Funds, and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Boards of Directors of the SP Mutual Funds or Jennison Sector Funds, as applicable. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the SP Mutual Funds and Jennison Sector Funds) is intended to facilitate the efficient supervision and management of the subadvisers by the respective Investment Managers or the Manager and the directors of the SP Mutual Funds and Jennison Sector Funds, respectively.

With respect to the SP Health Sciences Fund and Jennison Health Sciences Fund, the Investment Managers and the Manager, respectively, currently engage the following subadvisers to manage the investments of each Fund in accordance with that Fund's investment objective, policies and limitations and any investment guidelines established by the respective Investment Managers. Each subadviser is responsible, subject to the supervision and control of the Investment Managers and the Manager, respectively, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

AIM Capital Management, Inc. ("AIM") serves as subadviser for the SP Health Sciences Fund. AIM is located at 11 Greenway Plaza, Houston, TX 77046. As of December 31, 2004, AIM, together with its affiliates, managed approximately $138 billion in assets. AMVESCAP PLC, the parent company of AIM, is one of the largest independent investment management businesses in the world and managed over $382 billion of assets as of December 31, 2004. INVESCO Institutional, (N.A.), a subsidiary of AMVESCAP PLC, served as subadviser for the SP Health Sciences Fund prior to December 1, 2004. Effective as of December 1, 2004, pursuant to a corporate reorganization by AMVESCAP PLC, the portfolio management staff responsible for the SP Health Sciences Fund became employed by AIM.

The following portfolio managers are responsible for the day-to-day management of the SP Health Sciences Fund:

Mr. Michael Yellen (lead manager), Senior Portfolio Manager, has been responsible for the SP Health Sciences Fund since 2004 and has been associated with AIM and/or its affiliates since 1994. As the lead manager Mr. Yellen generally has final authority over all aspects of the Fund's investments, construction techniques, risk assessment, and the degree to which Mr. Yellen may perform these functions, and the nature of these functions, may change from time to time.

Mr. Kirk Anderson, portfolio manager, has been associated with AIM and/or its affiliates since 1994 where he was employed in the fund services area. He then moved to portfolio administration in 1995, became an analyst in 1997, and a portfolio manager in 2003. Mr. Anderson earned a B.A. in political science from Texas A&M University, and a M.S. in finance from the University of Houston.

Mr. Bryan Unterhalter, portfolio manager, has been associated with AIM and/or its affiliates since 1997. In 1997, he was a domestic equity trader and later became an analyst on AIM's International (Europe/Canada) investment management team in 1998. He was promoted to portfolio manager in 2003. Mr. Unterhalter began his investment career in 1995 as an equity trader with First Interstate Bank. A native of Johannesburg, South Africa, Mr. Unterhalter received a B.A. from The University of Texas at Austin and an M.B.A. from the University of St. Thomas.

Derek M. Taner, portfolio manager, has been responsible for the SP Health Sciences Fund since April 2005 and has been associated with AIM and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.

Sunaina A. Murthy, Senior Analyst, has been responsible for the SP Health Sciences Fund since April 2005 and has been associated with AIM and/or its affiliates since 2001 (except for July, 2004 to October, 2004 when she served as a senior analyst for Caxton Associates). From 1999 to 2001, she was an analyst for Burrill & Company.

Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, NY 10017, is Jennison Health Sciences Fund's investment adviser. As of December 31, 2004, Jennison had approximately $64 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. Jennison has been serving as an investment adviser to the Jennison Health Sciences Fund since its inception in 1999. Prudential Investment Management, Inc. served as an investment adviser to the Jennison Health Sciences Fund from its inception until June 9, 2003, when PI allocated investment advisory responsibility for 100% of the assets of the Jennison Health Sciences Fund to Jennison.

The following individuals are the portfolio managers of the Jennison Health Sciences Fund:

David Chan, who has been a portfolio manager of the Fund since its inception, is an Executive Vice President of Jennison. Mr. Chan generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows. The portfolio managers for the Fund are supported by members of Jennison's research team, which is comprised of other research analysts and other investment professionals of Jennison. Prior to joining Jennison in 1992, he was employed at the Boston Consulting Group, where he was a team leader and consultant on projects in many industries, including a special focus in the healthcare area. He received a B.A. from Harvard University and an M.B.A. from Columbia University Graduate School of Business.

Michael Del Balso became a portfolio manager of the Fund in October 2000. An Executive Vice President of Jennison and its Director of Research for Growth Equity, he has been a part of the Jennison investment team since 1972. Mr. Del Balso received his B.S. from Yale University and his M.B.A. from Columbia University Graduate School of Business. He is a member of The New York Society of Security Analysts, Inc.

Subsequent to the consumation of the Plan, Jennison will continue to serve as the subadviser for Jennison Health Services Fund, the surviving Fund.

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of October 31, 2004 for SP Health Sciences Fund and as of November 30, 2004 for the Jennison Health Sciences Fund.

Other Accounts Managed by Portfolio Manager

The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICS), other pooled investment vehicles and other accounts. None of the portfolio managers were paid a fee based on performance.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed	Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed	Other Accounts Managed	Assets of Other Accounts Managed
Michael Yellen	8	$2,583,098,508	3	$405,791,235	0	N/A

Yirk L. Anderson	16	$8,417,823,819	3	$405,791,235	0	N/A

Bryan A. Unterhalter	13	$11,207,525,801	4	$487,277,633	234	$37,271,075

Derek M. Taner	N/A	N/A	N/A	N/A	N/A	N/A

Sunaina A. Murthy	N/A	N/A	N/A	N/A	N/A	N/A

David C. Chan	N/A	N/A	N/A	N/A	N/A	N/A

Michael A. Del Balso	14	$8,239,131,068	5	$1,240,639,432	16	$1,312,471,619

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Health Sciences Fund	AIM:

Compensation

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

• Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

• Annual bonus. Each portfolio manager received an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

• Equity-based compensation. Portfolio managers were awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

• Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

• Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Health Sciences Fund (concluded)	Potential Conflicts of Interest

Security Ownership. The portfolio managers do not beneficially own any securities issued by the Funds.

Other Conflicts. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

• The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

• With respect to securities transactions for the funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

• Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the SP Health Sciences Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Jennison Health Sciences Fund	Jennison:

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio manager included the following:

• One and three year pre-tax investment performance of groupings of accounts (a Composite) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

• The investment professional's contribution to client portfolio's pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;

• Historical and long-term business potential of the product strategies;

• Qualitative factors such as teamwork and responsiveness; and

• Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Potential Conflicts of Interest

Securities Ownership. As of November 30, 2004, David Chan was the beneficial owner of shares of Jennison Health Sciences Fund with a value of over $1,000,000. As of November 30, 2004, Michael A. Del Balso was the beneficial owner of shares of Jennison Health Sciences Fund with a value in the range from $500,001 to $1,000,000.

Other Conflicts. In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Jennison Health Sciences Fund (concluded)	Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.

Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Investment Management Fees

Pursuant to the SP Health Sciences Fund Management Agreement, ASISI receives a monthly investment management fee for the performance of its services for SP Health Sciences Fund. PI does not receive a fee for its management of the SP Health Sciences Fund. Pursuant to the Management Agreement with Jennison Health Sciences Fund, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. ASISI, as co-manager of the SP Health Sciences Fund, and PI, as manager of the Jennison Health Sciences Fund, pay each subadviser of the applicable Fund a portion of its fee for the performance of the subadvisory services at no additional cost to the Fund.

The SP Health Sciences Fund is obligated to pay ASISI an annual investment management fee equal to 1% of its average daily net assets under the SP Health Sciences Fund Management Agreement. The SP Health Sciences Fund does not pay PI a fee for its management services for that Fund. Under the Jennison Health Sciences Fund's Management Agreement with PI, Jennison Health Sciences Fund is obligated to pay PI an annual investment management fee equal to 0.75% of its average daily net assets up to $1 billion and 0.70% of average daily net assets in excess of $1 billion. As a result, if the Plan is approved, the shareholders of the SP Health Sciences Fund will pay investment management fees at a lower rate. During its fiscal year ended October 31, 2004, the SP Health Sciences Fund paid $216,066 in investment management fees to ASISI and during its fiscal year ending November 30, 2004, the Jennison Health Sciences Fund paid $2,522,264 in investment management fees to PI.

Each Fund's Investment Manager pays the respective subadviser a portion of the investment management fee that ASISI and PI receive from the SP Health Sciences Fund and the Jennison Health Sciences Fund, respectively. Each Investment Manager pays such subadvisory fees without any additional expense to the respective Fund. With respect to the SP Health Sciences Fund, ASISI pays AIM the following percentages of the average daily net assets of the Fund: .55% of the portion of the average daily net assets not in excess of $100 million; plus .45% of the portion of the average daily net assets over $100 million but not in excess of $200 million; plus .425% of the portion of the average daily net assets over $200 million but not in excess of $400 million; plus .40% of the portion of the average daily net assets over $400 million but not in excess of $900 million; plus .35% of the average daily net assets in excess of $900 million. With respect to the Jennison Health Sciences Fund, PI pays to Jennison an annual rate equal to .30 of 1% of Jennison Health Sciences Fund's average daily net assets up to $300 million and .25 of 1% of assets in excess of $300 million of the Fund's average daily net assets.

Distribution Plan

American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC ("PIMS") (collectively, the "distributor of SP Health Sciences Fund") jointly serve as the principal underwriter and distributor for the SP Health Sciences Fund. PIMS serves as the principal underwriter and distributor for the Jennison Health Sciences Fund. SP Mutual Funds and Jennison Sector Funds each adopted a Distribution and Service Plan (commonly known as a "12b-1 Plan") for each class of shares (other than Class Z shares of Jennison Sector Fund) to compensate the Funds' respective distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay its distributor at the following rates for assets attributable to the indicated share class:

Share Class	Rate
Class A*	0.30% of the Fund's average daily net assets attributable to Class A shares

Class B	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares

Class L**	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M**	1.00% of the Fund's average daily net assets attributable to Class M shares

Class X**	1.00% of the Fund's average daily net assets attributable to Class X shares

Class Z***	N/A

*    For the fiscal years ending November 30, 2005 and October 31, 2005, respectively, the distributor for each of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the Fund's average daily net assets of the Class A shares.

**  Currently, only SP Health Sciences offers Class L, M, X and New Class X shares. Pending approval of the Plan by shareholders, the Jennison Health Sciences Fund will offer Class L, M, X and New Class X shares to accommodate the SP Health Sciences Class L, M, X and New Class X shareholders, respectively.

***  Only the Jennison Health Sciences Fund has Class Z shares. Class Z shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

Each Fund's distributor may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, distribution and service fees received under the Class X Plans as reimbursement by the distributor are used for such distributor's purchases of bonus shares, which are additional shares granted to investors in Class X shares.

Valuation

In connection with the reorganization, each whole and fractional share of each class of the SP Health Sciences Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of Jennison Health Sciences Fund. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

Each Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued 15 minutes after the close of trading on the New York Stock Exchange ("NYSE"). Except when the Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

Each Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, the Funds will not price, and you will not be able to purchase, redeem or exchange a Fund's shares even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV, the Funds' NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, Class L, Class M and Class X of each Fund shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B and Class C, Class L, Class M and Class X shares are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio Holdings

In addition to the description contained herein, a description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also contained in that Fund's prospectus, SAI and on that Fund's website (for SP Health Sciences Fund, see www.strategicpartners.com, and for Jennison Health Sciences Fund, see www.jennisondryden.com). Each Fund will provide a full list of its portfolio holdings as of the end of the calendar month (for Jennison Health Sciences Fund) or the fiscal quarter (for SP Health Sciences Fund) on its website within approximately 30 days (for the Jennison Health Sciences Fund) or 60 days (for SP Health Sciences Fund) after the end of the calendar month (for Jennison Health Sciences Fund) or SP Health Sciences Fund's fiscal quarter. Each Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports and filing on Form N-Q. In addition, each Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a monthly basis. Such information will be posted to the relevant Fund's website no earlier than 15 days after the end of each month, and will be available on each Fund's website for at least six months from the posting date.

When authorized by the Fund's Chief Compliance Officer ("CCO") and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for a Fund, rating and ranking organizations, and certain affiliated persons of a Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by PFPC Trust Company (for SP Health Sciences Fund) and The Bank of New York (for Jennison Health Sciences Fund) (collectively, the Custodian Banks).

As of the date of this Prospectus/Proxy Statement, each Fund will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center, Institutional Shareholder Services and Automatic Data Processing, Inc. (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to the Subadviser, Custodian Banks, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

•  Full holdings to each Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  Each Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential, which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the potential misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before each Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Boards of both Funds have adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's transfer agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in such Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Fund's policies as set forth in each Fund's prospectus and SAI. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Neither Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge that varies depending on the amount of the investment. Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a contingent deferred sales charge ("CDSC") will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class M and Class X shares are sold subject to a CDSC of 6.0%, decreasing annually. Class L, Class M, and Class X shares are no longer generally offered for direct purchase.

Class L shares of the Funds are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class L shares are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of the investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for the account of the purchaser. A portion of the sales charge is retained by the distributor and a portion is allocated to the purchasers dealer. The distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period. The sales charge rates are as follows:

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. invested)
Less than $50,000	5.75%	6.10%
$50,000 up to $100,000	5.00%	5.26%
$100,000 up to $250,000	4.00%	4.17%
$250,000 up to $500,000	3.00%	3.09%
$500,000 up to $1 million	2.25%	2.30%
$1,000,000 up to $4,999,999	None	1.00%*
$5,000,000 up to $9,999,999	None	0.50%*
$10,000,000 up to $9,999,999,999	None	0.25%*

* For investments of $1 million to $4,999,999, the dealer reallowance is 1.00%. For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

There is no initial sales charge on purchases of Class L shares of the Funds in the following cases:

•  Purchases aggregating $1 million or more;

•  Purchases by an employer-sponsored retirement plan under section 403(b) of the Code that features an employer contribution or "match"; or

•  Purchases by an employer-sponsored retirement plan under section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that has established an electronic link with the Company.

However, if such Class L shares are redeemed within 12 months of their purchase, a CDSC ("Class L CDSC") will be deducted from the redemption proceeds. The Class L CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or loans to section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in the Company's SAI. The Class L CDSC will be equal to 1.0% of the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class L CDSC. The Class L CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund. To determine whether the Class L CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining how long a purchaser has held shares, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable Class L CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Class M shares of the Funds are sold at NAV per share without an initial sales charge. However, if Class M shares are redeemed within 7 years of their purchase, a CDSC ("Class M CDSC") will be deducted from the redemption proceeds. The Class M CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class M CDSC. The Class M CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of its Class M shares. The distributor has assigned its right to receive any Class M CDSC, as well as any distribution and service fees to certain unrelated parties that provides funding for the up-front sales concession payments.

To determine whether the Class M CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class M CDSC will depend on the number of years since the investment was made and the amount being redeemed, according to the following schedule:

Redemption During	Class M CDSC (as % of amount subject to charge)
1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	3.0%
5th year after purchase	2.0%
6th year after purchase	2.0%
7th year after purchase	1.0%
8th year after purchase	None

For purposes of determining the Class M CDSC, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

The Class M CDSC will be waived in the following cases if shares are redeemed and the Fund's transfer agent is notified: (1) redemptions under a Systematic Withdrawal Plan; (2) redemptions to pay premiums for optional insurance; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class M shares of the Fund (any portion greater than mandated minimum distribution would be subject to the Class M CDSC); (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class M shares of the Fund; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

Approximately eight years after the purchase of Class M shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class M shareholders of the higher asset-based distribution charge that applies to Class M shares under the Class M 12b-1 Fee described above. The conversion is based on the relative NAV of the classes, and no sales charge is imposed. At the time of conversion, a portion of the Class M shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class M non-Dividend Shares to total Class M non-Dividend Shares.

Although Class X shares are sold without an initial sales charge, if Class X shares are redeemed within ten years of their purchase (8 years in the case of Class X shares purchased prior to August 19, 1998), a CDSC ("Class X CDSC") will be deducted from the redemption proceeds. The Class X CDSC will not apply to redemptions of bonus shares or shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the NAV of the shares at the time of purchase. For purchases made prior to January 1, 2002, the Class X CDSC will be assessed on the lesser of (i) the original purchase price or (ii) the redemption proceeds. For purchases made after January 1, 2002, the Class X CDSC is calculated using the original purchase price. Any increase in the share price is not subject to the Class X CDSC. The Class X CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees to a third party that provides funding for the up-front sales concession payments.

To determine whether the Class X CDSC applies to a redemption, the Fund first redeems shares not subject to a Class X CDSC (shares acquired by reinvestment of dividends and capital gains distributions, bonus shares, and shares held for over 8 years) and then redeems other shares in the order they were purchased (such that shares held the longest are redeemed first).

The amount of the Class X CDSC will depend on the number of years since the investment was made and the amount being redeemed, according to the following schedule:

Redemption During	Class X CDSC (as % of amount subject to charge)
1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	4.0%
5th year after purchase	3.0%
6th year after purchase	2.0%
7th year after purchase	2.0%
8th year after purchase	1.0%
9th or 10th year after purchase	None

For purposes of determining the Class X CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

The Class X CDSC will be waived in the following cases if shares are redeemed and the transfer agent is notified: (1) redemptions to pay premiums for optional insurance coverage; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of plan assets held in Class X shares of the Fund; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of plan assets held in Class X shares of the Fund; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

Ten years after the purchase of Class X shares of a Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described above. The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class X non-Dividend Shares to total Class X non-Dividend Shares.

If the Plan is consummated and shares of any class of SP Health Sciences Fund are exchanged for shares of Jennison Health Sciences Fund of an equivalent class, the date of purchase for purposes of determining the applicable CDSC or conversion rights for those shares, will be the date the SP Health Sciences shares were originally purchased, not the date of consummation of the Plan.

The redemption policies for each Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the SP Mutual Funds or Jennison Sector Funds at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

We may change the terms of any exchange privilege after giving you 60 days' notice. Investors will not receive bonus shares on Class X shares obtained through an exchange. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

You may exchange your Fund shares for shares of any other Fund without a sales charge. If you exchange such shares for shares of another Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Investors will not receive bonus shares on Class X shares obtained through an exchange.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in the opinion of PI (and, with respect to the SP Health Sciences Fund, ASISI), such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. The Funds will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

Share Class Designations

Please note that in 2004, SP Mutual Funds renamed Class A and Class B shares, and created two new classes designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of SP Mutual Funds designated as "Class A" or "Class B" at the time of purchase, SP Mutual Funds now refers to your shares as "Class L" and "Class M", respectively. Please be sure to consult information about the appropriate share class when reviewing these materials.

In addition, pursuant to its charter, SP Mutual Funds may issue both "Class X" shares and "New Class X" shares of SP Health Sciences Fund. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A shares approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares of SP Health Sciences Fund referred to as "Class X," your conversion rights are determined by the date you purchased your shares. If the Plan is approved, Jennison Health Sciences Fund will issue Class X and New Class X shares with equivalent conversion rights to the respective Class X and New Class X shareholders of SP Health Sciences, which are sometimes collectively referred to in this Prospectus/Proxy Statement as "Class X" shares of Jennison Health Sciences Fund.

FEES AND EXPENSES

The following tables describes the fees and expenses that shareholders may pay if they hold shares of the SP Health Sciences Fund or the Jennison Health Sciences Fund, as well as the projected (unaudited) pro forma fees and expenses of the Jennison Health Sciences Fund that will continue in effect after consummation of the Plan. Such fees do not include the expenses resulting from the reorganization, which will be paid by the Investment Managers. The holding period for shares held by investors in the SP Health Sciences Fund will be counted in computing the holding period of shares subsequently held in Jennison Health Sciences Fund for purposes of determining any applicable CDSCs.

Shareholder Fees and Operating Expenses

Class A Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP Health Sciences Fund	Jennison Health Sciences Fund	Pro Forma Jennison Health Sciences Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load) (as % of original purchase price)	None[2]	None[2]	None[2]
Redemption Fee	None[3]	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP Health Sciences Fund	Jennison Health Sciences Fund	Pro Forma Jennison Health Sciences Fund After Reorganization
Management Fees	1.00%	0.75%	0.75%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	1.50%	0.30%	0.30%
= Total annual fund operating expenses	2.80%	1.35%	1.35%
– Fee waiver and/or Expense Reimbursement	(0.05)%[5]	(0.05)%[5]	(0.05)%[5]
= Net annual fund operating expenses	2.75%[4]	1.30%	1.30%

Class B Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP Health Sciences Fund	Jennison Health Sciences Fund	Pro Forma Jennison Health Sciences Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	5.00%[6]	5.00%[6]	5.00%[6]
Redemption Fee	None[3]	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP Health Sciences Fund	Jennison Health Sciences Fund	Pro Forma Jennison Health Sciences Fund After Reorganization
Management Fees	1.00%	0.75%	0.75%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	1.50%	0.30%	0.30%
= Total annual fund operating expenses	3.50%[4]	2.05%	2.05%

Class C Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP Health Sciences Fund	Jennison Health Sciences Fund	Pro Forma Jennison Health Sciences Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	1.00%[6]	1.00%[6]	1.00%[6]
Redemption Fee	None[3]	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP Health Sciences Fund	Jennison Health Sciences Fund	Pro Forma Jennison Health Sciences Fund After Reorganization
Management Fees	1.00%	0.75%	0.75%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	1.50%	0.30%	0.30%
= Total annual fund operating expenses	3.50%[4]	2.05%	2.05%

Class L Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP Health Sciences Fund	Jennison Health Sciences Fund[7]	Pro Forma Jennison Health Sciences Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.75%	5.75%	5.75%
Maximum contingent deferred sales charge (load) (as % of original purchase price)	None[2]	None[2]	None[2]
Redemption Fee	None[3]	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP Health Sciences Fund	Jennison Health Sciences Fund[7]	Pro Forma Jennison Health Sciences Fund After Reorganization
Management Fees	1.00%	0.75%	0.75%
+ Distribution (12b-1) Fees	0.50%	0.50%	0.50%
+ Other Expenses	1.50%	0.30%	0.30%
= Total annual fund operating expenses	3.00%[4]	1.55%	1.55%

Class M Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP Health Sciences Fund	Jennison Health Sciences Fund[7]	Pro Forma Jennison Health Sciences Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	6.00%[6]	6.00%[6]	6.00%[6]
Redemption Fee	None[3]	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP Health Sciences Fund	Jennison Health Sciences Fund[7]	Pro Forma Jennison Health Sciences Fund After Reorganization
Management Fees	1.00%	0.75%	0.75%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	1.50%	0.30%	0.30%
= Total annual fund operating expenses	3.50%[4]	2.05%	2.05%

Class X Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP Health Sciences Fund	Jennison Health Sciences Fund[7]	Pro Forma Jennison Health Sciences Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	6.00%[6]	6.00%[6]	6.00%[6]
Redemption Fee	None[3]	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP Health Sciences Fund	Jennison Health Sciences Fund[7]	Pro Forma Jennison Health Sciences Fund After Reorganization
Management Fees	1.00%	0.75%	0.75%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	1.50%	0.30%	0.30%
= Total annual fund operating expenses	3.50%[4]	2.05%	2.05%

Class Z Shares (for the twelve months ended November 30, 2004)

	SP Health Sciences Fund	Jennison Health Sciences Fund	Pro Forma Jennison Health Sciences Fund After Reorganization
Maximum sales charge(load) on purchases (as % of offering price)	N/A	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	N/A	None	None
Redemption Fee	N/A	None	None
Exchange Fee	N/A	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP Health Sciences Fund	Jennison Health Sciences Fund	Pro Forma Jennison Health Sciences Fund After Reorganization
Management Fees	N/A	0.75%	0.75%
+ Distribution and Service (12b-1) Fees	N/A	None	None
+ Other Expenses	N/A	0.30%	0.30%
= Total annual fund operating expenses	N/A	1.05%	1.05%

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares or Class L shares, to the extent Class L is open to new purchases, and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).

3  A $10 fee may be imposed for wire transfers of redemption proceeds.

4  SP Health Sciences Fund's Investment Manager has voluntarily agreed to reimburse and/or waive fees so that SP Health Sciences Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distributions and extraordinary expenses do not exceed 1.40% of SP Health Sciences Fund's average net assets. SP Health Sciences Fund's Investment Manager may terminate the above voluntary agreements at any time without notice to shareholders. Due to the reorganization, the Investment Manager could benefit from the elimination of voluntary fee waivers currently being waived for SP Health Sciences Fund since the Investment Manager for Jennison Health Sciences currently is not waiving or reimbursing any of its fees. The Investment Manager for Jennison Health Sciences (or an affiliate), however, is paying for the reorganization expenses.

5  For the fiscal year ending October 31, 2005 and November 30, 2005, respectively, the distributors of the SP Health Sciences Fund and the Jennison Health Sciences Fund have contractually agreed to reduce their distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares of each Fund.

6  If you purchase Class B, M or X shares, you do not pay an initial sales charge but you may pay a CDSC if you redeem some or all of your shares before the end of the sixth (in the case of Class B shares), seventh (in the case of Class M shares and Class X shares) or eighth (in the case of New Class X shares) year after which you purchased such shares. The CDSC is 5%, 4%, 3%, 2%, 1% and 1% for redemptions of Class B shares occurring in years one through six, respectively. The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for redemptions of Class M and Class X shares occurring in years one through seven, respectively. The CDSC is 6%, 5%, 4%, 4%, 3%, 2%,

(footnotes continued on next page)

2% and 1% for redemptions of New Class X shares occurring in years one through eight, respectively. No CDSC is charged after these periods. If you purchase Class C shares, you may incur a 1% CDSC if you redeem some or all of your Class C shares within 12 months of the calendar month of purchase.

7  The Class L, M and X shares of Jennison Health Sciences Fund were not offered as of November 30, 2004 and the operating expenses are estimated based on expenses of the Jennison Health Sciences Fund and the distribution fee applicable to each share class.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the reorganization with the cost of investing in the Jennison Health Sciences Fund after consummation of the Plan. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect. Class L, M and X shares of Jennison Health Sciences Fund were not offered during the last fiscal year. The expenses below of the Class L, M and X shares of the Jennison Health Sciences Fund are based on estimated expenses of the Fund during the current fiscal year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares and Class M shares will automatically convert to Class L shares, in each case on a quarterly basis and approximately 10 years after purchase of Class X shares (and eight years after purchase of Class X shares issued prior to August 17, 1998) will automatically convert to Class A shares. The information in the ten years column reflects the automatic conversions.

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	$818	$1,370	$1,948	$3,506
Jennison Health Sciences Fund	$680	$954	$1,249	$2,085
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$680	$954	$1,249	$2,085

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	$853	$1,374	$1,917	$3,546
Jennison Health Sciences Fund	$708	$943	$1,203	$2,116
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$708	$943	$1,203	$2,116

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	$453	$1,074	$1,817	$3,774
Jennison Health Sciences Fund	$308	$643	$1,103	$2,379
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$308	$643	$1,103	$2,379

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	$861	$1,449	$2,061	$3,702
Jennison Health Sciences Fund	$724	$1,036	$1,371	$2,314
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$724	$1,036	$1,371	$2,314

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	$953	$1,474	$2,017	$3,618
Jennison Health Sciences Fund	$808	$1,043	$1,303	$2,200
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$808	$1,043	$1,303	$2,200

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	$953	$1,474	$2,117	$3,774
Jennison Health Sciences Fund	$808	$1,043	$1,403	$2,379
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$808	$1,043	$1,403	$2,379

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	N/A	N/A	N/A	N/A
Jennison Health Sciences Fund	$107	$334	$579	$1,283
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$107	$334	$579	$1,283

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	$818	$1,370	$1,948	$3,506
Jennison Health Sciences Fund	$680	$954	$1,249	$2,085
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$680	$954	$1,249	$2,085

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	$353	$1,074	$1,817	$3,546
Jennison Health Sciences Fund	$208	$643	$1,103	$2,116
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$208	$643	$1,103	$2,116

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	$353	$1,074	$1,817	$3,774
Jennison Health Sciences Fund	$208	$643	$1,103	$2,379
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$208	$643	$1,103	$2,379

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	$861	$1,449	$2,061	$3,702
Jennison Health Sciences Fund	$724	$1,036	$1,371	$2,314
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$724	$1,036	$1,371	$2,314

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	$353	$1,074	$1,817	$3,618
Jennison Health Sciences Fund	$208	$643	$1,103	$2,200
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$208	$643	$1,103	$2,200

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	$353	$1,074	$1,817	$3,774
Jennison Health Sciences Fund	$208	$643	$1,103	$2,379
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$208	$643	$1,103	$2,379

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
SP Health Sciences Fund	N/A	N/A	N/A	N/A
Jennison Health Sciences Fund	$107	$334	$579	$1,283
Jennison Health Sciences Fund (Pro forma projected after the reorganization)	$107	$334	$579	$1,283

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Performance of the Funds

A number of factors – including risk – can affect how each Fund performs. The following bar charts show the performance of the Class L shares of SP Health Sciences Fund and Class A shares of the Jennison Health Sciences Fund for each full calendar year of the respective Fund's operation. The first table below each bar chart shows each Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class L shares of SP Health Sciences Fund and Class B shares of Jennison Health Sciences Fund.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a Fund will achieve similar results in the future.

Strategic Partners Health Sciences Fund

Annual Total Returns* (Class L Shares)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER: 13.52% (2nd quarter of 2003) WORST QUARTER: –9.54% (2nd quarter of 2002)

Average Annual Total Returns (as of December 31, 2004)

	1 YR	SINCE INCEPTION (March 1, 2001)
Return Before Taxes[1]
Class M	-0.29%	3.80%
Class C	3.69%	4.28%
Class X	0.21%	3.64%
Class L
Return Before Taxes	0.17%	3.42%
Return After Taxes on Distributions[2]	0.17%	3.42%
Return After Taxes on Distributions and Sale of Fund Shares[2]	0.11%	2.93%
Index (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	10.87%	1.05%
Lipper Health/Biotechnology Funds Average	8.78%	0.34%

1  No information is presented with respect to Class A shares and Class B shares of the Funds, since as of December 31, 2004, these share classes had not been in existence for a full calendar year.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class L shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

Jennison Health Sciences Fund

Annual Total Returns* (Class A shares)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the annual returns for Class A shares would have been lower. Effective June 9, 2003, Jennison became the Fund's sole investment adviser.

BEST QUARTER: 20.27% (1st quarter of 2000) WORST QUARTER: –18.56% (2nd quarter of 2002)

Average Annual Total Returns1 (as of December 31, 2004)

	1 YR*	5 YRS*		SINCE INCEPTION* (June 30, 1999)
Return Before Taxes[3]
Class A shares	22.86%	15.59%	(15.56)%	16.42%	(16.40)%
Class C shares	28.13	16.03	(16.00)	16.75	(16.72)
Class Z shares	30.42	17.22	(17.20)	17.95	(17.93)
Class B
Return Before Taxes	24.13	15.92	(15.89)	16.66	(16.63)
Return After Taxes on Distributions[2]	21.89	13.57	(13.55)	14.52	(14.49)
Return After Taxes on Distributions and Sale of Fund Shares[2]	17.23	12.28	(12.25)	13.09	(13.06)
Index (reflects no deduction for fees, expenses or taxes)
S&P SC 1500 Index	11.78	-1.07		0.36
S&P SC Health Care Index	3.34	4.04		2.34
Lipper Health/Biotechnology Funds Average	8.78	7.84		9.65

*  Without waiver of fees and/or expense subsidization, the Fund's returns woud have been lower, as indicated in parentheses.

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

(footnotes on next page)

1  Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, management fee waivers were in effect. Without such management fee waivers, the returns for the classes would have been lower, as indicated in parenthesis. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Jennison Health Sciences Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  No information is presented with respect to Class L, M, or X shares of the Jennison Health Sciences Fund, since these share classes are new, and therefore, no performance information is available.

Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index, S&P SC Health Care Index, and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

REASONS FOR THE REORGANIZATION

The directors, including all of the directors who are not "interested persons" of the SP Mutual Funds or the Jennison Sector Funds, respectively (the "Independent Directors"), have unanimously determined that the reorganization would be in the best interests of the shareholders of each Fund and that the interests of the shareholders of each Fund would not be diluted as a result of consummation of the Plan. At a meeting held on March 2, 2005, the Investment Managers advised the directors that, as of November 30, 2004, the SP Health Sciences Fund had net assets of approximately $20.3 million, while the Jennison Health Sciences Fund had assets of approximately $375.1 million at that date. In addition, the Investment Managers advised the directors that the SP Health Sciences Fund had higher total cost structures and higher gross expense ratios, than the Jennison Health Sciences Fund. Accordingly, by merging the Funds, the SP Health Sciences Fund's shareholders would enjoy a greater asset base over which fund expenses may be spread. The directors considered the Investment Managers' advice that if the Plan is approved, shareholders of the SP Health Sciences Fund, regardless of the class of shares they own, should realize an immediate reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment, although there can be no assurance that operational savings will be realized. In recommending approval of the Plan, the Investment Managers advised the directors that the Funds have similar investment objectives, and similar policies and investment portfolios. Moreover, the Investment Managers reported that the Funds have similar investment styles and that shareholders of SP Health Sciences Fund would benefit because the management fee paid by shareholders of Jennison Health Sciences Fund is significantly lower than the management fee paid by shareholders of SP Health Sciences Fund. The directors were also advised that Jennison Health Sciences Fund had better investment performance than SP Health Sciences Fund.

The directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of either Fund from consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the shareholders of the Funds:

•  The Funds have similar investment objectives, policies and restrictions;

•  Shareholders of the SP Health Sciences Fund would realize a reduction in net and gross operating expenses as result of the consummation of the Plan;

•  The SP Health Sciences Fund is significantly smaller than the Jennison Health Sciences Fund;

•  The SP Health Sciences Fund has not in the past and is not expected in the future to achieve satisfactory asset growth, whereas Jennison Health Sciences Fund has been achieving satisfactory asset growth; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

Consequently, the directors approved the Plan and recommended that shareholders of the SP Health Sciences Fund vote to approve the Plan.

The directors also considered that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders. The directors were advised that the expense associated with the solicitation of proxies would be borne by the investment manager of Jennison Health Fund.

For the reasons discussed above, the Board of Directors of SP Mutual Funds unanimously recommends that you vote FOR the Plan.

If shareholders of the SP Health Sciences Fund do not approve the Plan, the Board of SP Health Sciences will consider other possible courses of action for the SP Health Sciences Fund, including, among others, consolidation of the SP Health Sciences Fund with one or more funds of the SP Mutual Funds or unaffiliated funds other than the Jennison Health Sciences Fund or changing subadvisers. In the event that the shareholders of the SP Health Sciences Fund do not approve the Plan, the Investment Managers of the SP Health Sciences Fund may consider recommending to the Board and shareholders the liquidation of the SP Health Sciences Fund in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. A liquidation of the SP Health Sciences Fund would result in taxable gains or losses for most shareholders of the SP Health Sciences Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Closing

If shareholders of the SP Health Sciences Fund approve the Plan, the reorganization will take place after various conditions are satisfied by SP Mutual Funds on behalf of the SP Health Sciences Fund and Jennison Sector Funds on behalf of the Jennison Health Sciences Fund, including the preparation of certain documents. SP Mutual Funds and Jennison Sector Funds will mutually determine a specific date for the actual reorganization to take place. This is called the "closing date." If the shareholders of the SP Health Sciences Fund do not approve the Plan, the reorganization will not take place and the Board of the SP Health Sciences Fund will consider alternative courses of actions, as described above.

If the shareholders of the SP Health Sciences Fund approve the Plan, SP Mutual Funds on behalf of the SP Health Sciences Fund will deliver to the Jennison Health Sciences Fund substantially all of its assets, on the closing date. Jennison Sector Funds on behalf of Jennison Health Sciences Fund will deliver to SP Health Sciences Fund shares of Jennison Health Sciences Fund of a value equal to the dollar value of the net assets delivered to the Jennison Health Sciences Fund, less the value of liabilities assumed by Jennison Health Sciences Fund. SP Health Sciences Fund will then distribute to its shareholders of record as of the close of business on the closing date, the Jennison Health Sciences Fund shares in equivalent value and of equivalent class as such shareholder holds in SP Health Sciences Fund. SP Health Sciences Fund will subsequently terminate and dissolve and Jennison Health Sciences Fund will be the surviving Fund. The stock transfer books of the SP Health Sciences Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the SP Health Sciences Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the SP Mutual Funds may amend the Plan without shareholder approval. It may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the SP Health Sciences Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the reorganization, including proxy solicitation costs, will be paid by the investment manager of Jennison Health Sciences Fund or an affiliate. The estimated solicitation cost associated with the transaction is approximately $30,000. The portfolio securities of the SP Health Sciences Fund will be transferred in-kind to the Jennison Health Sciences Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring.

Tax Consequences of the Reorganization

The consummation of the Plan is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Plan that the Funds will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by the Jennison Health Sciences Fund of the assets of the SP Health Sciences Fund in exchange solely for voting shares of the Jennison Health Sciences Fund and the assumption by the Jennison Health Sciences Fund of the liabilities, if any, of the SP Health Sciences Fund, followed by the distribution of the Jennison Health Sciences Fund shares received by the SP Health Sciences Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Jennison Health Sciences Fund and the SP Health Sciences Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of the SP Health Sciences Fund will not recognize a gain or loss upon the exchange of all of their shares of the SP Health Sciences Fund solely for shares of the Jennison Health Sciences Fund, as described in this Prospectus/Proxy Statement and the Plan;

3.  No gain or loss will be recognized by the SP Health Sciences Fund upon the transfer of its assets to the Jennison Health Sciences Fund in exchange solely for voting shares of the Jennison Health Sciences Fund and the assumption by the Jennison Health Sciences Fund of the liabilities, if any, of the SP Health Sciences Fund. In addition, no gain or loss will be recognized by the SP Health Sciences Fund on the distribution of such shares to the shareholders of the SP Health Sciences Fund (in liquidation of the SP Health Sciences Fund);

4.  No gain or loss will be recognized by the Jennison Health Sciences Fund upon the acquisition of the assets of the SP Health Sciences Fund in exchange solely for voting shares of the Jennison Health Sciences Fund and the assumption of the liabilities, if any, of the SP Health Sciences Fund;

5.  The Jennison Health Sciences Fund's tax basis for the assets acquired from the SP Health Sciences Fund will be the same as the tax basis of these assets when held by the SP Health Sciences Fund immediately before the transfer, and the holding period of such assets acquired by the Jennison Health Sciences Fund will include the holding period of such assets when held by the SP Health Sciences Fund;

6.  The SP Health Sciences Fund's shareholders' tax basis for the shares of the Jennison Health Sciences Fund received by them pursuant to the reorganization will be the same as their tax basis in the SP Health Sciences Fund shares exchanged therefor; and

7.  The holding period of the Jennison Health Sciences Fund shares received by the shareholders of the SP Health Sciences Fund will include the holding period of their SP Health Sciences Fund shares exchanged therefor, provided such SP Health Sciences Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service (IRS) or the courts. If the Plan is consummated but fails to qualify as a "reorganization" within the meaning of Section 368 of the Code, the transaction would be treated as a taxable sale of assets by the SP Health Sciences Fund to the Jennison Health Sciences Fund followed by a taxable liquidation of the SP Health Sciences Fund and the shareholders of the SP Health Sciences Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the SP Health Sciences Fund and the shares of the Jennison Health Sciences Fund received in exchange therefor. The SP Health Science Fund has capital loss carryforwards as of October 31, 2004. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target fund after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of capital gain of the acquiring fund that may be offset annually by the capital loss carryforwards of the target fund (where, as in the Transaction, the acquiring fund has greater equity value than the target fund), in general, to the value of the equity of the target fund immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Additional rules may apply, further limiting the utilization of the capital loss carryforwards. Shareholders of the SP Health Sciences Fund should consult their tax advisers regarding the tax consequences to them of the Plan in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Plan, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Plan.

Characteristics of Jennison Health Sciences Fund Shares

Jennison Sector Funds, of which Jennison Health Sciences Fund is a series, was formed in Maryland on April 29, 1981. It is registered with the SEC as an open-end management investment company. Jennison Sector Funds is authorized to issue 2 billion shares of common stock, par value $0.01 per share, divided into four series and four classes, designated Class A, Class B, Class C, Class Z shares. If the Plan is approved, Jennison Sector Funds will be divided into four series and up to eight classes, designated Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class Z shares. Jennison Health Sciences Fund is authorized to issue up to 400 million shares, of which 100,000,000 shares are designated as each of Class A, Class B, Class C, Class Z shares. If the Plan is approved, Jennison Health Sciences Fund will offer eight share classes, designated Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class Z. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share class will be closed to new or subsequent purchases, except for purchases through reinvestment of any dividends and distributions.

Each class of shares represents an interest in the same assets of Jennison Health Sciences Fund and is identical in all respects except that:

•  each class is subject to different sales charges and/or distribution or service fees (12b-1 fees) (except for Class Z shares, which are not subject to any sales charges and distribution or service fees), which may affect net asset value, dividends and liquidation rights;

•  each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

•  each class has a different exchange privilege;

•  Class Z shares are only available to a limited class of shareholders; and

•  Class B, Class M, Class X and New Class X shares will have a conversion feature whereby Class B, Class M, Class X and New Class X shares will automatically convert to Class A shares as follows: at the end of six years (Class B shares), eight years (Class M shares and Class X shares) and ten years (New Class X shares), respectively, after the original purchase of shares.

Shares of Jennison Health Sciences Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Jennison Health Sciences Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than Class A and Class L shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class L shareholders, whose distribution expenses are lower and to Class Z shareholders, whose shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Jennison Health Sciences Fund's prospectus.

Jennison Sector Funds, of which Jennison Health Sciences Fund is a series, does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders, and the Investment Company Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of two-thirds of the outstanding shares of Jennison Sector Funds may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of Jennison Sector Funds' outstanding shares.

Shares of the Jennison Health Sciences Fund that will be distributed to shareholders of the SP Health Sciences Fund and will have generally the same legal characteristics as the shares of the SP Health Sciences Fund with respect to such matters as assessibility, conversion rights, and transferability.

Capitalizations of the Funds and Capitalization after the Reorganization

The following table sets forth, as of November 30, 2004, the capitalization of shares of the SP Health Sciences Fund, and the Jennison Health Sciences Fund. The table also shows the unaudited pro forma projected capitalization of the Jennison Health Sciences Fund shares as adjusted to give effect to the proposed reorganization. The capitalization of the Jennison Health Sciences Fund is likely to be different when the Plan is consummated.

Class A

	SP Health Sciences Fund	Jennison Health Sciences Fund	Adjustments*	Jennison Health Sciences Fund Pro Forma Projected after Reorganization
				(unaudited)
Net assets	$1,426,977	$110,644,160	N/A	$112,071,137
Total shares outstanding	126,851	6,225,811	(46,548)	6,306,114
Net asset value per share	$11.25	$17.77	N/A	$17.77

Class B

	SP Health Sciences Fund	Jennison Health Sciences Fund	Adjustments*	Jennison Health Sciences Fund Pro Forma Projected after Reorganization
				(unaudited)
Net assets	$268,797	$172,721,725	N/A	$172,990,522
Total shares outstanding	24,429	10,161,614	(8,617)	10,177,426
Net asset value per share	$11.00	$17.00	N/A	$17.00

Class C

	SP Health Sciences Fund	Jennison Health Sciences Fund	Adjustments*	Jennison Health Sciences Fund Pro Forma Projected after Reorganization
				(unaudited)
Net assets	$4,220,640	$62,754,203	N/A	$66,974,843
Total shares outstanding	382,611	3,691,945	(134,338)	3,940,218
Net asset value per share	$11.03	$17.00	N/A	$17.00

Class L

	SP Health Sciences Fund	Jennison Health Sciences Fund**	Adjustments*	Jennison Health Sciences Fund Pro Forma Projected after Reorganization
				(unaudited)
Net assets	$4,132,715	N/A	N/A	$4,132,715
Total shares outstanding	368,308	N/A	(135,741)	232,567
Net asset value per share	$11.22	N/A	N/A	$17.77

Class M

	SP Health Sciences Fund	Jennison Health Sciences Fund**	Adjustments*	Jennison Health Sciences Fund Pro Forma Projected after Reorganization
				(unaudited)
Net assets	$8,573,447	N/A	N/A	$8,573,447
Total shares outstanding	778,658	N/A	(274,338)	504,320
Net asset value per share	$11.01	N/A	N/A	$17.00

Class X

	SP Health Sciences Fund	Jennison Health Sciences Fund**	Adjustments*	Jennison Health Sciences Fund Pro Forma Projected after Reorganization
				(unaudited)
Net assets	$1,633,730	N/A	N/A	$1,633,730
Total shares outstanding	148,039	N/A	(51,937)	96,102
Net asset value per share	$11.04	N/A	N/A	$17.00

Class Z

	SP Health Sciences Fund	Jennison Health Sciences Fund	Adjustments*	Pro Forma Jennison Health Sciences Fund after Reorganizations
Net assets	N/A	$29,046,179	N/A	$29,046,179
Total shares outstanding	N/A	1,608,453	N/A	1,608,453
Net asset value per share	N/A	$18.06	N/A	$18.06

Total Net Assets and Shares Outstanding for the Funds

	SP Health Sciences Fund	Jennison Health Sciences Fund	Adjustments*	Pro Forma Jennison Health Sciences Fund Projected after Transaction
Total Net assets	$20,256,306	$375,166,267	N/A	$395,422,573
Total Shares Outstanding	1,828,896	21,687,823	(651,519)	22,865,200

*    Reflects the change in shares and par value of SP Health Sciences Fund upon conversion in Jennison Health Sciences Fund.

**  As of November 30, 2004, there were no Class L, M or X shares of Jennison Health Sciences Fund outstanding and no Class Z shares of SP Health Sciences Fund.

VOTING INFORMATION

Required Vote

Only shareholders of record of the SP Health Sciences Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 1,754,905 shares of the SP Health Sciences Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the SP Health Sciences Fund entitled to be voted at the Meeting is required to constitute a quorum of the SP Health Sciences Fund at the Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the SP Health Sciences Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the Investment Company Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of SP Health Sciences Fund represented at a meeting at which more than 50% of the outstanding voting shares of SP Health Sciences Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of SP Health Sciences Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of the SP Health Sciences Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote SP Health Sciences Fund shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The SP Mutual Funds will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the reorganization or any adjournments. Therefore, since approval of the Plan requires the affirmative vote of the lesser of 67% of the voting shares present at the meeting or a majority of the total number of shares of SP Health Sciences Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

Shareholders having more than one account in the SP Health Sciences Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of SP Mutual Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the SP Mutual Funds. In addition, the SP Mutual Funds has engaged Computershare Fund Services, a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of Computershare Fund Services if the SP Mutual Funds has not yet received your vote. Computershare Fund Services may ask you for authority, by telephone, to permit Computershare Fund Services to execute your voting instructions on your behalf.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of the Record Date, each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Percent Ownership
SP Health Sciences Fund:	Lin(k) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark, NJ 07102	A	84,306/35.1%

	Wells Fargo Bank NA FBO Copple Ins – E Copple Sub	P.O. Box 1533 Minneapolis, MN 55480	A	88,623/36.9%

	Prudential Trust Company C/F the IRA of Marilyn M Felger	8503 Goshen Rd Fort Wayne, IN 46818	B	2,501/6.3%

	Lin(k) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	C	59,977/18.9%

	MCB Trust Services As Trustee Goldberg Segalla Retirement SA	700 17th St Ste 300 Denver, CO 80202	L	18,919/6.6%

	Lin(k) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark, NJ 07102	L	61,239/21.4%

	Lin(k) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark, NJ 07102	M	43,501/5.8%

	Lin(k) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark, NJ 07102	X	20,971/16.9%

(continued on next page)

Fund	Beneficial Owner Name*	Address	Class	Percent Ownership
Jennison Health Sciences Fund:	Charles Schwab Co	101 Montgomery Street San Francisco, CA 94104	A	1,243,027/10.1%

	FTC & CO Attn DATALYNX	P.O. Box 173736 Denver, CO 80217	A	1,757,367/14.3%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated For The Sole Benefit Of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	A	812,132/6.6%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated For The Sole Benefit Of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	C	656,708/14.0%

	Prudential Investment FBO Murual Fund Clients Attn PRUCHIOCE UNIT	100 Mulberry Street Newark, NJ 07102	Z	837,852/7.7%

	Bill & Melinda Gates Foundation William H Gates III & Melinda French Gates Trustees	2365 Carillon Point Kirkland, WA 98033	Z	8,355,688/77.0%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the officers and directors of the SP Mutual Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of the SP Health Sciences Fund.

As of the Record Date, Wachovia Securities was the record holder for the beneficial owners of 7,551 Class A shares of the SP Health Sciences Fund and 3,169,455 shares of the Jennison Health Sciences Fund (approximately 3.1% and 25.8%, respectively, of outstanding shares of such class); 1,647 Class B shares of the SP Health Sciences Fund and 6,378,322 shares of the Jennison Health Sciences Fund (approximately 4.1% and 59.6%, respectively, of outstanding shares of such class); 4,754 Class C shares of the SP Health Sciences Fund and 2,682,246 shares of the Jennison Health Sciences Fund (approximately 1.5% and 57.3%, respectively, of outstanding shares of such class); 1,261 Class L shares of the SP Health Sciences Fund (approximately 0.4% of outstanding shares of such class); 31,178 Class M shares of the SP Health Sciences Fund (approximately 4.2% of outstanding shares of such class); 2,789 Class Z shares of the Jennison Health Sciences Fund (approximately 0.0% of outstanding shares of such class); and 130 Class X shares of the SP Health Sciences Fund (approximately 0.1% of outstanding shares of such class). As of the Record Date, the Class L, M and X shares of Jennison Health Sciences Fund had not been offered and SP Health Sciences does not offer Class Z shares. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

ADDITIONAL INFORMATION ABOUT JENNISON SECTOR FUNDS AND THE FUNDS

The Jennison Health Sciences Fund is a series of the Jennison Sector Funds, which is an open-end management investment company registered with the SEC under the Investment Company Act. Detailed information about Jennison Sector Funds and the Jennison Health Sciences Fund is contained in the prospectus for Jennison Sector Funds, dated March 18, 2005, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Jennison Health Sciences Fund is included in Jennison Sector Funds' SAI, dated March 18, 2005 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of Jennison Sector Funds' Annual Report to Shareholders for the fiscal year ended November 30, 2004, by calling 1-800-225-1852 or by writing to Jennison Sector Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

The SP Mutual Funds, on behalf of the SP Health Sciences Fund, and Jennison Sector Funds, on behalf of the Jennison Health Sciences Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street N.E., Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law relating to the validity of shares of Jennison Health Sciences Fund to be issued pursuant to the Plan will be passed upon by DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Jennison Sector Funds.

Independent Registered Public Accounting Firm

The audited financial statements of SP Health Sciences Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders of SP Health Sciences Fund for the fiscal year ending October 31, 2004. These financial statements have been so incorporated by reference in reliance on the report of KPMG LLP.

The audited financial statements of Jennison Health Sciences Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, whose report thereon is included in the Annual Report to Shareholders of Jennison Health Sciences Fund for the fiscal year ending November 30, 2004. These financial statements have been so incorporated by reference in reliance on the report of KPMG LLP.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the SP Health Sciences Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

SP Mutual Funds is not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or SP Mutual Funds' governing documents.

Pursuant to rules adopted by the SEC, a shareholder of SP Health Sciences Fund may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of SP Mutual Funds which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the SP Mutual Funds a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Although the charter of SP Mutual Funds provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SP Mutual Funds may submit proposals from the floor of an annual meeting. Under Maryland law, the purpose of any special meeting of shareholders must be described in the notice of such meeting so only items included in the notice may be considered at special meetings of shareholders.

The Board of Directors of SP Mutual Funds intends to bring before the Meeting the matter set forth in the foregoing notice. The directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the SP Mutual Funds, by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached)

B	Prospectus for the Jennison Health Sciences Fund, dated March 18, 2005 (enclosed)

C	Jennison Health Sciences Fund's Annual Report to Shareholders for the fiscal year ended November 30, 2004 (enclosed)

(This page intentionally left blank.)

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ____th day of _____, 2005, by and between Strategic Partners Mutual Funds, Inc. ("SPMF"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners Health Sciences Fund, a series of SPMF (the "Acquired Fund") and Prudential Sector Funds, Inc. ("JSF"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 and doing business as Jennison Sector Funds, Inc., on behalf of Prudential Health Sciences Fund, a series of JSF, doing business as Jennison Health Sciences Fund (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds," and SPMF and JSF are referred to as the "Companies."

The Plan has been structured with the intention that the transactions contemplated thereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.01 each, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by SPMF and JSF on behalf of the Acquired Fund and the Acquiring Fund, respectively:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan and on the basis of the representations, warranties and covenants contained herein, SPMF on behalf of the Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, and assume substantially all of the liabilities of the Acquired Fund. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, JSF on behalf of the Acquiring Fund shall at the Closing deliver to the Acquired Fund the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that SPMF agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Acquired Fund shall distribute pro rata to its shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund stockholder receiving shares of the same Class or Classes of the Acquiring Fund as such stockholder holds of the Acquired Fund, and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of JSF relating to the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in SPMF's charter and currently effective prospectus and statement of additional information.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in SPMF's charter and currently effective prospectus and statement of additional information.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the JSF's charter and currently effective prospectus and statement of additional information.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be October 15, 2005, or such earlier or later date as determined by the parties hereto. The Closing shall take place at the principal office of JSF or at such other place as the parties may agree. SPMF on behalf of the Acquired Fund shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Fund at the Acquiring Fund's Custodian, State Street Bank and Trust Company. Also, SPMF on behalf of the Acquired Fund shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 each, of the Acquired Fund (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. JSF on behalf of the Acquiring Fund shall issue and deliver to the Secretary of SPMF at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of SPMF, or shall provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as SPMF on behalf of the Acquiring Fund may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to JSF by SPMF on behalf of the Acquired Fund.

SPMF makes the following representations and warranties to JSF:

(a)  The Acquired Fund is a series of SPMF, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). SPMF is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with SPMF's charter as a separate series of SPMF.

(b)  The financial statements appearing in the SPMF Annual Report to Shareholders for the fiscal year ended October 31, 2004 (copies of which have been furnished to JSF) have been audited by KPMG LLP, an independent registered public accounting firm, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in SPMF's Semi-Annual Report to Shareholders for the period ended April 30, 2005 (copies of which will be furnished to JSF), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  SPMF has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  SPMF on behalf of the Acquired Fund is not a party to or obligated under any provision of SPMF's charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statements of Additional Information of the Acquiring Fund to

be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by JSF, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties to SPMF by JSF on behalf of the Acquiring Fund.

JSF makes the following representations and warranties to SPMF:

(a)  The Acquiring Fund is a series of JSF, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the SDAT. JSF is duly registered under the 1940 Act, as an open-end, management Investment Company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the terms of JSF's charter as a separate series of JSF.

(b)  JSF on behalf of the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the under the charter and by-laws, no shareholder of JSF will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Annual Report to Shareholders of JSF for the fiscal year ended November 30, 2004 (copies of which have been furnished to SPMF) have been audited by KPMG LLP, an independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in JSF's Semi-Annual Report to Shareholders for the period ended May 31, 2005 (copies of which will be furnished to SPMF), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  JSF has the necessary corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  JSF on behalf of the Acquiring Fund is not a party to or obligated under any provision of JSF's charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statements of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by SPMF, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by SPMF and JSF on behalf of the Acquired Fund and the Acquiring Fund, respectively.

SPMF and JSF make the following representations and warranties about the Acquired Fund and the Acquiring Fund, respectively.

(a)  The statement of assets and liabilities to be created by each Company for the respective Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, the Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the Company's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Fund.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Fund.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Company's Board of Directors and this Plan constitutes a valid and binding obligation enforceable against the Fund in accordance with its terms.

(f)  The Company anticipates that consummation of this Plan will not cause the Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year.

7.  Intentions of each Company on behalf of its respective Fund.

(a)  Each Company intends to operate the Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  SPMF intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  SPMF on behalf of the Acquired Fund intends, if the Plan is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Companies intend that, by the time of Closing, each of the Funds' Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, SPMF on behalf of the Acquired Fund intends to have available a copy of the shareholder ledger accounts, certified by SPMF's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan.

(f)  SPMF intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  JSF covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  SPMF intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  SPMF intends that it will, from time to time, as and when requested by JSF, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as JSF may deem necessary or desirable in order to vest in and confirm to Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  JSF intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  JSF intends that it will, from time to time, as and when requested by SPMF, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as SPMF may deem necessary or desirable in order to (i) vest in and confirm to Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Companies on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Companies on behalf of the Funds shall occur prior to the Closing; and (iii) the Companies shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of each Company on behalf of the Funds.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under

Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of a Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of a Fund to consummate the transactions herein contemplated.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  SPMF shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to JSF, with respect to items in this section that relate to matters of Maryland law, and (ii) Sullivan & Cromwell LLP, counsel to the Acquiring Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  JSF is a corporation duly incorporated and validly existing under the laws of the state of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus and the Acquiring Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and JSF's charter as a separate series of JSF;

(2)  This Plan has been duly authorized, executed and to the knowledge of such counsel, delivered by JSF, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Plan by SPMF on behalf of the Acquired Fund, is a valid and legally binding obligation of JSF on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the shares of Acquiring Fund to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $.01 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not and the performance of this Plan by JSF of its obligations hereunder will not violate any provision of JSF's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in JSF's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by JSF, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by JSF, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  JSF has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against JSF, involving the Acquiring Fund, that would be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of JSF with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of JSF.

(g)  JSF shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to SPMF, with respect to items in this section that relate to matters of Maryland law, and (ii) Shearman and Sterling LLP, counsel to the Acquired Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  SPMF is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its charter under the laws of the State of Maryland, to own all of its properties and assets and, to carry on its business as described in its current prospectus, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and SPMF's charter as a separate series of SPMF;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by SPMF on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of the Plan by JSF, on behalf of the Acquiring Fund, is a valid and legally binding obligation of SPMF and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by SPMF and the Acquired Fund to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of SPMF and the Acquired Fund;

(4)  The execution and delivery of the Plan did not and the performance of this Plan by SPMF of its obligations hereunder will not, violate any provision of SPMF's charter or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in SPMF's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by SPMF of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against SPMF, involving Acquired Fund, that would be required to be disclosed in its registration statement on Form N-1A and is not so disclosed;

(7)  SPMF has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of SPMF with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of SPMF.

(h)  SPMF and JSF shall have received with respect to the Acquired Fund on or before the Closing Date, an opinion of Shearman & Sterling LLP, in form and substance satisfactory to SPMF and JSF, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Fund under Section 361(c)(1) of the Code as a result of the transfer of its assets solely in exchange for Acquiring Fund, if any, Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquiring Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of JSF and/or SPMF with regard to certain matters.

9.  Fees and Expenses.

(a)  Each Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by Prudential Investment LLC, or its affiliates.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company on behalf of a Fund by resolution of the Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and neither SPMF, JSF, the Acquiring Fund nor the Acquired Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Company's Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and neither SPMF, JSF, nor any of their respective officers, directors, agents or shareholders nor any of the Funds nor their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either of the Funds or the Companies against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Companies' shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of SPMF or JSF, on behalf of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless SPMF on behalf of the Acquired Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the Funds for the enforcement of any claims arising out of or based on the obligations of the Companies or Funds hereunder, and in particular that none of the assets of the Companies other than the portfolio assets of the Funds may be resorted to for the enforcement of any claim based on the obligations of the Funds hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire plan of SPMF and JSF, on behalf of the Funds and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in writing by either Company on behalf of a Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of SPMF and JSF, on behalf of the Fund corresponding to the Fund making the assignment. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

13.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to JSF at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to SPMF at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

14.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Strategic Partners Mutual Funds, Inc., on behalf of Strategic Partners Health Sciences Fund and Prudential Sector Funds, Inc., on behalf of Jennison Health Sciences Fund, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

STRATEGIC PARTNERS MUTUAL FUNDS, INC., on behalf of Strategic Partners Health Sciences Fund
Attest: By:	By:
Title:
PRUDENTIAL SECTOR FUNDS, INC., on behalf of Prudential Health Sciences Fund
Attest: By:	By:
Title:

Exhibit B

PROSPECTUS DATED MARCH 18, 2005

The Prospectus for Jennison Sector Funds, dated March 18, 2005, is part of this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED NOVEMBER 30, 2004

The Annual Report to Shareholders for Jennison Health Sciences Fund to shareholders for the fiscal year ended November 30, 2004, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

TABLE OF CONTENTS

2	Summary

2	The Proposal

2	Shareholder Voting

3	Comparison of Important Features of the Funds

3	The Investment Objective and Policies of the Funds

4	Comparison of Other Policies of the Funds

5	Investment Restrictions

5	Risks of Investing in the Funds

6	Federal Income Tax Considerations

7	Forms of Organization

7	Form of Ownership

8	Extraordinary Transactions

8	Shareholder Meetings

9	Shareholder Action Without a Meeting

9	Amendments to Charter

9	Amendment of By-Laws

9	Board of Directors

10	Limitation on Liability of Directors and Officers

10	Indemnification of Directors, Officers, Employees and Agents

10	Liability of Shareholders

10	Termination and Dissolution

10	Management of the Funds

17	Distribution Plan

18	Valuation

19	Portfolio Holdings

20	Frequent Purchases and Redemptions of Fund Shares

21	Purchases, Redemptions, Exchanges and Distributions

25	Share Class Designations

25	Fees and Expenses

26	Shareholder Fees and Operating Expenses

30	Expense Examples

32	Performance of the Funds

35	Reasons for the Reorganization

36	Information About the Reorganization

36	Closing

36	Expenses Resulting from the Reorganization

37	Tax Consequences of the Reorganization

38	Characteristics of Jennison Health Sciences Fund Shares

39	Capitalizations of the Funds and Capitalization after the Reorganization

41	Voting Information

41	Required Vote

41	How to Vote

42	Revocation of Proxies

42	Solicitation of Voting Instructions

42	Principal Holders of Shares

43	Additional Information about Jennison Sector Funds and the Funds

44	Miscellaneous

44	Legal Matters

44	Independent Registered Public Accounting Firm

44	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

44	Shareholder Proposals

45	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus dated March 18, 2005 for Jennison Sector Funds (enclosed)

C-1	Annual Report to Shareholders of Jennison Health Sciences Fund for the fiscal year ended November 30, 2004 (enclosed)

STRATEGIC PARTNERS HEALTH SCIENCES FUND
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.

AND

PRUDENTIAL HEALTH SCIENCES FUND (d/b/a Jennison Health Sciences Fund)
A SERIES OF PRUDENTIAL SECTOR FUNDS, INC. (d/b/a Jennison Sector Funds, Inc.)
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077
(973) 367-7521

PART B

STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 22, 2005

Acquisition of the Assets of the Strategic Partners Health Sciences Fund
by and in Exchange for shares of the Jennison Health Sciences Fund

This Statement of Additional Information (“SAI”) specifically relates to the proposed reorganization between Strategic Partners Health Sciences Fund (“SP Health Sciences Fund”), a series of Strategic Partners Mutual Funds, Inc. (“SP Mutual Funds”), and Prudential Health Sciences Fund (doing business as Jennison Health Sciences Fund) (the “Jennison Health Sciences Fund”), which is a series of Prudential Sector Funds, Inc. (doing business as Jennison Sector Funds, Inc.) (the “Jennison Sector Funds”), under which SP Health Sciences Fund will transfer all of its assets to, and all of its liabilities will be assumed by Jennison Health Sciences Fund, pursuant to a Plan of Reorganization.

This SAI consists of this document and the following documents, each of which is incorporated by reference into this SAI and attached:

SAI of Jennison Sector Funds, dated March 18, 2005 (enclosed);

SAI of Strategic Partners Mutual Funds, dated March 1, 2005;

Annual Report for Jennison Health Sciences Fund, dated November 30, 2004; and

Annual Report for SP Mutual Funds, dated October 31, 2004.

This SAI is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated July 22, 2005, relating to the above-referenced matter.  A free copy of the Prospectus and Proxy Statement may be obtained from Jennison Sector Funds at the address or phone number listed above.

For additional information, please refer to the SAI of Jennison Sector Funds, dated March 18, 2005 and the SAI of Strategic Partners Mutual Funds, dated March 1, 2005, which have been filed with the SEC and are incorporated herein by reference.

S-1

For financial statements, please refer to the Annual Report for Jennison Health Sciences Fund, dated November 30, 2004 and the Annual Report for SP Health Sciences Fund, dated October 31, 2004, which have been filed with the SEC and are incorporated herein by reference

S-2

Exhibit A

Attachment to SAI

The SAI of Jennison Sector Funds, dated March 18, 2005 is incorporated by reference into this SAI and will be included in any mailings of this SAI to shareholders.